UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2021

C-Bond Systems, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-53029	26-1315585
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

6035 South Loop East, Houston, TX 77033

(Address of principal executive offices) (zip code)

(832) 649-5658

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Item 1.01 Entry into a Material Definitive Agreement.

On October 15, 2021, C-Bond Systems, Inc. (the “Company” or “C-Bond”) entered into a Securities Purchase Agreement (the “SPA”) with Mercer Street Global Opportunity Fund, LLC (the “Investor”), pursuant to which the Company received $750,000 (less $10,000 of Investor’s fees) in exchange for the issuance of a 10% Original Issue Discount Senior Convertible Promissory Note (the “Initial Note”) in the principal amount of $825,000, and a five-year warrant (the “Initial Warrant”) to purchase, in the aggregate, shares of the Company’s common stock at an exercise price of $0.05 per share in an amount equal to 50% of the conversion shares to be issued.

The transactions contemplated under the SPA closed on October 18, 2021. Pursuant to the SPA, the Investor has agreed to purchase an additional $825,000 10% Original Issue Discount Senior Convertible Promissory Note (the “Second Note,” and together with the Initial Note, the “Notes”), and a five-year warrant (the “Second Warrant,” and together with the Initial Warrant, the “Warrants”) to purchase, in the aggregate, shares of the Company’s common stock at an exercise price of $0.05 per share from the Company in an amount equal to 50% of the conversion shares to be issued upon the same terms as the Initial Note and Initial Warrant (subject to there being no event of default under the Initial Note or other customary closing conditions), within three trading days of a registration statement registering the shares of the Company’s common stock issuable under the Notes (the “Conversion Shares”) and upon exercise of the Warrants (the “Warrant Shares”) being declared effective by the SEC.

The Notes mature 12 months after issuance, bear interest at a rate of 4% per annum, and are initially convertible into the Company’s common stock at a fixed conversion price of $0.025 per share, subject to adjustment for stock splits, stock combinations, dilutive issuances, and similar events, as described in the Notes.

The Notes may be prepaid at any time for the first 90 days at face value plus accrued interest. From day 91 through day 180, the Notes may be prepaid in an amount equal to 110% of the principal amount plus accrued interest. From day 181 through the day immediately preceding the maturity date, the Notes may be prepaid in an amount equal to 120% of the principal amount plus accrued interest.

The Notes and Warrants contain conversion limitations providing that a holder thereof may not convert the Notes or exercise the Warrants to the extent (but only to the extent) that, if after giving effect to such conversion, the holder or any of its affiliates would beneficially own in excess of 4.99% of the outstanding shares of the Company’s common stock immediately after giving effect to such conversion or exercise. A holder may increase or decrease its beneficial ownership limitation upon notice to the Company provided that in no event such limitation exceeds 9.99%, and that any increase shall not be effective until the 61st day after such notice.

In connection with the SPA, the Company entered into a Registration Rights Agreement dated October 15, 2021 (the “Registration Rights Agreement”), with the Investor pursuant to which it is obligated to file a registration statement with the SEC within 45 days after the date of the agreement to register the resale by the Investor of the conversion shares and warrant shares, and use all commercially reasonable efforts to have the registration statement declared effective by the SEC within 60 days after the registration statement is filed.

Upon the occurrence of an event of default under the Notes, the Investor has the right to be prepaid at 125% of the outstanding principal balance and accrued interest, and interest accrues at 18% per annum.

The Company has also granted the Investor a 12-month (or until the Notes are no longer outstanding) right to participate in specified future financings, up to a level of 30%.

The Initial Note and Initial Warrant were sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The Investor is an accredited investor which has purchased the securities as an investment in a private placement that did not involve a general solicitation. The shares to be issued upon conversion of the Notes and the exercise of the Warrants have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Initial Note, Initial Warrant, SPA, and Registration Rights Agreement, attached hereto as Exhibits 4.1, 4.2, 10.1, and 10.2, respectively, each of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
4.1	Senior Convertible Promissory Note, dated October 15, 2021, between C-Bond Systems, Inc. and Mercer Street Global Opportunity Fund, LLC
4.2	Common Stock Purchase Warrant dated October 15, 2021, between C-Bond Systems, Inc. and Mercer Street Global Opportunity Fund, LLC
10.1	Securities Purchase Agreement, dated October 15, 2021, between C-Bond Systems, Inc. and Mercer Street Global Opportunity Fund, LLC
10.2	Registration Rights Agreement, dated October 15, 2021, between C-Bond Systems, Inc. and Mercer Street Global Opportunity Fund, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C-Bond Systems, Inc.

Date: October 19, 2021	By:	/s/ Scott R. Silverman
	Name:	Scott R. Silverman
	Title:	Chief Executive Officer

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